UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): November 5, 2026
Digital Turbine, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35958	22-2267658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 San Antonio Street, Suite 160, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

(512) 387-7717
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	APPS	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) Effective as of November 2, 2026, the Board of Directors of Digital Turbine, Inc. (the “Company”) appointed Daniel Lentz, age 48, as Chief Financial Officer (principal financial officer) of the Company. In connection with his appointment, the Company entered into an Employment Agreement with Mr. Lentz, dated effective as of November 2, 2026 (the “Employment Agreement”). Under the terms of the Employment Agreement, Mr. Lentz will receive an annual base salary of $450,000 and a one-time signing bonus of $100,000, which is subject to repayment in full if Mr. Lentz voluntarily resigns or is terminated for cause prior to the first anniversary of his start date. Mr. Lentz will be eligible to participate in the Company’s annual incentive program with a target annual bonus opportunity of up to 100% of base salary, and will be entitled to severance benefits commensurate with the other senior executives of the Company. Mr. Lentz will also enter into the Company’s standard form of indemnification agreement for directors and executive officers.
From July 2023 until he joined the Company, Mr. Lentz served as Chief Financial Officer of Commerce.com, Inc. and was appointed the additional role of Chief Operating Officer of Commerce.com as of January 1, 2026. Prior to serving as Commerce.com’s Chief Financial Officer, Mr. Lentz served as its Senior Vice President of Investor Relations and Finance since March 2021, and as its Vice President of Investor Relations and Finance from November 2018 to March 2021. Mr. Lentz previously held financial and operational leadership positions at companies such as Dell, RetailMeNot and Procter & Gamble. Mr. Lentz received a B.B.A. in Finance from The University of Texas at Austin and an MBA in Accounting and Finance as well as a Master of Real Estate from Cornell University.
In connection with his appointment as Chief Financial Officer, the Company granted Mr. Lentz long-term incentive awards under the Company’s 2020 Equity Incentive Plan, as amended, with a grant date of November 30, 2026, his start date. Half of the long-term incentive awards consist of performance-based restricted stock units (“PSUs”) and half consist of time-based restricted stock units (“RSUs”), as follows:
1.PSU Awards. Mr. Lentz was granted PSUs valued at $1,050,000, the number of shares underlying which will equal such amount divided by the closing price per share on the grant date. The PSUs vest based on achievement of four equally weighted performance goals (each representing 25% of the total PSU grant): (i) Adjusted EBITDA performance for fiscal year 2028 (the “FY2028 EBITDA Goal”), assessed as of June 15, 2028; (ii) Adjusted EBITDA performance for fiscal year 2029 (the “FY2029 EBITDA Goal”), assessed as of June 15, 2029; (iii) Relative Total Shareholder Return (“Relative TSR”) for the period from the grant date to June 15, 2028, measured by comparing the Company’s percentile rank with companies in the S&P Software & Services Select Industry Index (the “Peer Index”); and (iv) Relative TSR for the period from the grant date to June 15, 2029, measured by comparing the Company’s percentile rank with the companies in the Peer Index. Mr. Lentz may vest in the PSUs depending on the extent to which the EBITDA goals and the Relative TSR goals are achieved, with 50% of the target shares vesting upon achievement of threshold performance, 100% upon achievement of target performance and 150% upon achievement of maximum performance. Shares attributable to the FY2028 EBITDA Goal and the first Relative TSR tranche will be assessed on June 15, 2028, and shares attributable to the FY2029 EBITDA Goal and the second Relative TSR tranche will be assessed on June 15, 2029. However, all earned PSU shares are earned on date the Company’s Compensation Committee certifies achievement of all performance goals on June 15, 2029. If the Company’s achievement falls in between the performance targets, such amounts will be interpolated on a linear basis in calculating the number of PSU shares vested. PSU vesting is further conditioned on Mr. Lentz’ continued employment with the Company through November 30, 2029.
2.RSU Awards. Mr. Lentz was granted RSUs valued at $1,050,000, the number of shares underlying which will equal such amount divided by the closing price per share on the grant date. One-third of the RSUs will vest on the first anniversary of the grant date, and the remaining RSUs will vest proportionately during the remaining two years in equal quarterly installments, subject to Mr. Lentz’s continued employment with the Company through each applicable vesting date.
The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
There are no arrangements or understandings between Mr. Lentz and any other person pursuant to which he was selected as an officer of the Company, and there are no family relationships between Mr. Lentz and any director or executive officer of the Company, or any person nominated or chosen by the Company to become a director or executive officer. There are no transactions, or proposed transactions, to which the Company is or was a party and in which Mr. Lentz had a direct or indirect material interest that are required to be disclosed under Item 404(a) of Regulation S-K.
(b) In connection with Mr. Lentz’s appointment, effective November 2, 2026, Joshua Kinsell ceased serving as Chief Financial Officer (Interim) and as the Company’s principal financial officer. Mr. Kinsell will continue to serve as the Company’s Chief Accounting Officer and principal accounting officer.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, dated as of November 2, 2026, between Digital Turbine, Inc. and Daniel Lentz.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

November 5, 2026	Digital Turbine, Inc.
	By:	/s/ Joshua Kinsell
Joshua Kinsell
Chief Financial Officer (Interim) and Chief Accounting Officer